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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                         _______________________


                               FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) February 6, 1997

                         _______________________

                         FEDERAL-MOGUL CORPORATION
          (Exact name of registrant as specified in its charter)

                     Commission File Number:  1-1511


     Michigan
     (State or other jurisdiction of          38-0533580
     incorporation or organization)          (I.R.S. Employer I.D. No.)

     26555 Northwestern Highway, Southfield, Michigan    48034
     (Address of principal executive offices)          (Zip Code)


     Registrant's telephone no. including area code: (810) 354-7700



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                   INFORMATION TO BE INCLUDED IN REPORT


ITEM 5.  Other Events.


     On February 6, 1997, Registrant issued a press release announcing a restructuring plan and other fourth quarter special charges along with 1996 financial results. For a complete description of the matters described in this Item 5, reference is made to the press release annexed to this Report as Exhibit 99, which is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

Exhibit No.               Title

   99           Press Release, dated February 6, 1997, issued by the
                Registrant.



                               SIGNATURE



Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


FEDERAL-MOGUL CORPORATION



By:   (Diane L. Kaye)
       ----------------------------
       Diane L. Kaye
       Vice President, General
       Counsel and Secretary


Dated:  February 12, 1997



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                              EXHIBIT INDEX

S-K Item 601 No.
   99                  Press Release, dated February 6, 1997, of the Registrant.